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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 25, 1997 appearing on page F-2 of Amerac Energy Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


March 29, 1997
Fort Worth, Texas